                                                                                        EXHIBIT 99.1

                                                            March 12, 2003

Via EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.

Re:      Home Properties of New York, Inc. - Annual Report on Form 10-K
         For the Annual Period ending December 31, 2002

Ladies and Gentlemen:

         Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

                                                              Very truly yours,
                                                              Home Properties of New York, Inc.

                                                              By:  /s/ David P. Gardner
                                                              __________________________
                                                              David P. Gardner
                                                              Senior Vice President
                                                              and Chief Financial Officer